ANNUAL REPORT
                                  CSI EQUITY FUND
                               CSI FIXED INCOME FUND
                                   ANNUAL REPORT
                                FOR THE PERIOD ENDED
                                  AUGUST 31, 1998


September 17, 1998


RE:   CSI Equity Fund and CSI Fixed Income
      Annual Report


Dear Shareholder:

     As has been said many times, timing is everything (at least over the short term). Our first fiscal year ended on August 31, 1998, the date that marked the second largest daily point decline in the history of the U.S. stock market. For the first time since 1990, we have witnessed a decline of over 20% in the major domestic indexes (Dow Jones Industrial Average, Standard & Poors 500, etc.) As we warned in our last report, this was not unexpected.

     For most of the U.S. stock market, the decline in prices has been more severe than the major averages would indicate. From its peak this year, the Russell 2000 Index (which measures the stock prices of the 2,000 companies that are ranked 1,001 through 3,000) is down over 30%. This is one of the three worst performances in its 20 year history. For the year ending August 31, 1998, the average NASDAQ stock is down an all-time record 48% from its 52-week high, while the average price of the 500 stocks composing the S&P 500 Index is down 30% from its 52-week high. This is also one of its largest drops in the last 50 years.

     During the first eight months of 1998, declines in many equity markets around the world have been substantial, with the exception of some of the European markets. The Latin American equity markets are down approximately 45% this year, while the Pacific equity markets (not including Japan are down approximately 30%, and Japan itself is down almost 20%

     In this environment, stock selection will become increasingly important as stock prices should reflect the financial performance of individual companies, as opposed to market trends in general. We believe companies that maintain their earnings in the face of more difficult times will retain their values and perform better than those whose earnings fluctuate significantly and show less stability. We have constructed our portfolio with this in mind and believe our equity fund reflects this as it has experienced less of a decline from its high than the indexes referred to above. As the world situation stabilizes, we look to a resumption of growth in general and in the stocks held in the CSI Equity Fund in particular.


Sincerely,


Leland H. Faust


[GRAPH GOES HERE]


           CSI EQUTY FUND LIPPER GLOBAL
                          FUNDS INDICES

10/15/97        $10,000             $10,000
08/31/98        $9,880              $9,202




                    Schedule of Portfolio Investments
                           August 31, 1998
   Number                                                              Market
 of Shares                 Description                                 Value
                           Common Stocks:                93.03%

                           Airlines:                      2.07%
    17,917                 KLM Royal Dutch Air                       $550,948

                           Banking:                       6.32%
     4,400                 Citicorp                                   475,750
    10,400                 Deutsche Bank ADR                          646,936
    10,200                 Ing Groep N.V. ADR                         555,900
                                                                    1,678,586

                           Beverages:                     5.41%
    22,500                 Heineken N.V. ADR                          988,146
    16,200                 Pepsico Inc                                448,538
                                                                    1,436,684

                           Chemicals:                     9.70%
    17,500                 Bayer A.G. ADR                             656,927
    10,100                 Du Pont (E.I.) De Nemours                  582,644
    12,200                 Hoechst AG ADR                             482,663
     8,200                 Minnesota Mining and Manufacturing Co.     561,700
     3,400                 Rohm and Haas Co.                          293,463
                                                                    2,577,397

                           Computer and Peripherals:      4.80%
    23,100                 Compaq Computer Corp.                      645,356
     7,700                 Cisco Systems, Inc.*                       630,437
                                                                    1,275,793

                           Computer Software and Services: 2.52%
    10,500                 Automatic Data Processing                  669,375

                           Drug and Medical:                7.69%
    19,000                 Abbott Laboratories                        731,500
    10,000                 Johnson & Johnson                          690,000
     8,000                 Novartis A.G. ADR                          621,982
                                                                    2,043,482

                           Electronics/Equipment:          10.57%
    12,700                 Emerson Electric Co.                       723,900
    12,400                 Hewlett-Packard Co.                        602,175
    11,200                 Nokia Corp. ADR                            748,300
    11,300                 Siemens ADR                                733,678
                                                                    2,808,053

                           Food:                            10.78%
    17,300                 Diageo PLC ADR                             654,156
    17,900                 Groupe Danone ADR                          908,425
     8,200                 Nestle S.A. ADR                            760,276
    12,000                 Sarah Lee Corp                             543,000
                                                                    2,865,857

                           Household:                        6.26%
     9,600                 International Flavors and Fragrances       372,000
    15,300                 Kimberly-Clark Corp.                       583,313
    11,200                 Unilever N.V.                              709,800
                                                                    1,665,113

                           Insurance:                        6.40%
    16,100                 AXA ADR                                    874,431
     1,340                 Zurich Insurance ADR                       827,048
                                                                    1,701,479

                           Metals:                           1.95%
    15,800                 Crown Cork & Seal Co., Inc.                517,450

                           Oil:                              5.14%
     8,900                 Chevron Corp.                              659,156
     6,700                 Repsol S.A. ADR                            294,381
     9,400                 Schlumberger                               411,838
                                                                    1,365,375

                           Retail:                           3.96%
    10,500                 Borders Group Inc*                         198,844
    22,200                 Home Depot Inc.                            854,700
                                                                    1,053,544

                           Semi-Conductors:                  4.29%
     8,700                 Intel Corp.                                619,331
    10,000                 S G S Thompson*                            521,875
                                                                    1,141,206

                           Telecommunications:               3.27%
     7,400                 Airtouch Communications, Inc*              416,250
    18,400                 Corning Inc.                               453,100
                                                                      869,350

                           Transportation:                   1.90%
    10,100                 FDX Corporation*                           505,631

                           Total Common Stocks:
                           (Cost: $26,708,048)                     24,725,323

                           Short Term Investments:           6.74%
 1,790,590                 Star Treasury Fund
                           (Cost: $1,790,590)                       1,790,590

                           Total Investments:
                           (Cost: $28,498,638)**            99.77% 26,515,913
                           Other assets, net                 0.23%     60,330
                           NET ASSETS                      100.00%$26,576,243

* Non-income producing
**Cost for Federal income tax purposes is $28,498,638 and net unrealized depreciation consists of:

                           Gross unrealized appreciation            1,607,662
                           Gross unrealized depreciation          (3,590,387)
                           Net unrealized depreciation           $(1,982,725)

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements



CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 1998

ASSETS
Investments at value(identified
  cost of $28,498,638) (Notes 1 & 3)                              $26,515,913
Receivables:
  Dividend                                   $ 43,287
  Interest                                      4,287
                                                                       47,574
Deferred organization cost (Note 1)                                    43,208
  TOTAL ASSETS                                                     26,606,695

LIABILITIES
Investment management fees                                             24,784
Accrued expenses                                                        5,668
  TOTAL LIABILITIES                                                    30,452
NET ASSETS                                                        $26,576,243

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER SHARE
 ($26,576,243 / 2,691,260 shares outstanding)                         $ 9.88

At August 31, 1998 there were 50,000,000 shares of $.01
  par value stock authorized and components of net assets are:
      Paid in capital                                            $28,498,033
      Accumulated net realized gain on investments                       121
      Undistributed net investment income                             60,814
      Net unrealized depreciation of investments                  (1,982,725)
      Net Assets                                                 $26,576,243


See Notes to Financial Statements



CSI EQUITY FUND
STATEMENT OF OPERATIONS
For the period ended August 31, 1998*

INVESTMENT INCOME:
  Dividend                                       $239,290
  Interest                                         36,444
    Total income                                                     $275,734

EXPENSES:
  Investment management fees (Note 2)              42,044
  Recordkeeping and administrative services        33,589
  Custodian fees                                   13,824
  Legal fees                                        2,423
  Shareholder service and reports                   2,598
  Registration fees                                 2,943
  Transfer agent fees                               7,384
  Organization expense amortization                 5,332
  Other expenses                                    5,817
   Total expenses                                                     215,954
  Custodian fee waiver (Note 3)                                       (1,034)
   Net expenses                                                       214,920
  Net investment income                                                60,814

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
   Net realized gain on investments                                       121
   Net unrealized depreciation on investments                     (1,982,725)
   Net loss on investments                                        (1,982,604)
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,921,790)


*Commencement of operations October 15, 1997

See Notes to Financial Statements



CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                     Period
                                                                      Ended
                                                                   August 31,
                                                                       1998*

OPERATIONS
   Net investment income                                          $    60,814
   Net realized gain on investments                                       121
   Change in unrealized depreciation of investment                (1,982,725)

   Net decrease in net assets resulting from operations           (1,921,790)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($.-- per share)                                  --
   Capital gains ($.-- share)                                              --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
      transactions**                                               28,498,033
   Net increase in net assets                                      26,576,243
   Net assets at beginning of period                                       --
NET ASSETS at the end of the period                                $26,576,24


** A summary of capital share transactions follows:

                                                        Period ended
                                                       August 31,1998*
                                                   Shares         Value
Shares sold                                     2,758,858     $ 29,304,147
Shares reinvested from dividends                       --               --
Shares redeemed                                   (67,598)        (806,114)
Net increase                                    2,691,260     $ 28,498,033


*Commencement of operations October 15, 1997

See Notes to Financial Statements





CSI EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                               Period ended
                                                              August 31,1998*
Per Share Operating Performance
Net asset value, beginning of period                                   $10.00
                                                                       ------
Income from investment operations-
   Net investment income                                                0.02
   Net realized and unrealized loss on                                 (0.14)
                                                                       -----
   Total from investment operations                                    (0.12)
                                                                       -----
Less distributions-
   Distributions from net investment in                                    --
   Distributions from capital gains                                        --
                                                                       ------
   Total distributions                                                     --
                                                                       ------
Net asset value, end of period                                          $9.88
                                                                        =====

Total Return                                                          (1.20%)
Ratios/Supplemental Data
   Net assets, end of period (000's)                                  $26,576
Ratio to average net assets-
   Expenses (A)                                                       1.50%**
   Expenses-net (B)                                                   1.49%**
   Net investment income                                              0.42%**
Portfolio turnover rate                                               8.16%


* Commencement of operations October 15, 1997
** Annualized

     (A) Expense ratio has been increased to include custodian fees which were offset by custodian credits.

     (B) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements



Notes to the Financial Statements
August 31, 1998



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES --- The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates.
   Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The CSI Equity Fund are being amortized over a period of fifty-five (55) months from March 1998.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $34,549 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $7,384 for its services for the period ended August 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3 - INVESTMENTS/CUSTODY- Purchases and sales of securities other than short-term notes aggregated $28,514,172 and $1,806,246, respectively. The custodian has provided credits in the amount of $1,034 against custodian charges based on credits on uninvested cash balances of the Fund.




              Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Equity Fund as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 25, 1998


[GRAPH GOES HERE]

                CSI FIXED LIPPER INTERMEDIATE
                INCOME    INVESTMENT INDICE
01/27/98             $10,000        $10,000
08/31/98             $10,480        $10,478



                         Schedule of Portfolio Investments
                                  August 31, 1998

Principal                                                            Market
 Amount                     Description                               Value
                  U.S. Government Securities:           91.68%

                  Matures in 1-5 Years:                 35.43%
$2,000,000        U.S. Treasury Note 5.625%; November 30, 1999     $ 2,012,500
 2,000,000        U.S. Treasury Note 6.875%; March 31, 2000          2,055,000
   750,000        U.S. Treasury Note 5.625%; May 15, 2001              764,766
 2,500,000        U.S. Treasury Note 5.25%; January 31, 2001         2,515,625
 2,500,000        U.S. Treasury Note 5.75%; October 31, 2002         2,566,407
 2,000,000        U.S. Treasury Note 6.25%; February 15, 2003        2,096,876
                                                                    12,011,174

                  Matures in 6-10 Years:                37.05%
 2,500,000        U.S. Treasury Note 7.25%; August 15, 2004          2,778,125
 2,250,000        U.S. Treasury Note 6.50%; May 15, 2005             2,431,406
 3,250,000        U.S. Treasury Note 5.875%; November 15, 2005       3,402,344
 1,750,000        U.S. Treasury Note 5.625%; February 15, 2006       1,806,875
 2,000,000        U.S. Treasury Note 6.125%; August 15, 2007         2,140,626
                                                                    12,559,376

                  Matures in Over 10 Years:             19.20%
 5,750,000        U.S. Treasury Note 6.00%; February 15, 2026        6,213,594
   250,000        U.S. Treasury Note 6.75%; August 15, 2026            296,719
                                                                     6,510,313

                  Total U.S. Government Securities:
                  (Cost:$30,205,852)                                31,080,863

                  Short Term Investment:                 7.37%
 2,498,039         Star Treasury Fund                                2,498,039
                  (Cost:$2,498,039)

                  Total Investments:
                  (Cost:$32,703,891)*                    99.05%    $33,578,902
                  Other assets, net                       0.95%        321,423
                  NET ASSETS                            100.00%    $33,900,325

* Cost for Federal income tax purposes is $32,703,891 and net unrealized appreciation consists of:

                  Gross unrealized appreciation                      $ 875,011
                  Gross unrealized depreciation                             --
                  Net unrealized appreciation                        $ 875,011


See Notes to Financial Statements


CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998

ASSETS
Investments at value (identified cost of
  $32,703,891) (Notes 1&3)                                        $33,578,902
Interest receivable                                                   303,169
Deferred organization costs (Note 1)                                   43,295
      TOTAL ASSETS                                                 33,925,366

LIABILITIES
Investment management fees                                             13,632
Accrued expenses                                                       11,409
      TOTAL LIABILITIES                                                25,041
NET ASSETS                                                       $ 33,900,325

   NET ASSET VALUE, OFFERING AND
      REDEMPTION PRICE PER SHARE
      ($33,900,325 / 3,233,768 shares outstanding)                     $10.48

   At August 31, 1998 there were 50,000,000 shares
      of $.01 par value stock authorized and
      components of net assets are:
        Paid in capital                                           $32,311,230
        Undistributed net investment income                           714,084
        Net unrealized appreciation of investments                    875,011
        Net Assets                                                $33,900,325


See Notes to Financial Statements



CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS
For the period ended August 31, 1998*

INVESTMENT INCOME:
      Interest                                                      $ 878,228

EXPENSES:
      Investment management fees (Note 2)         $ 164,495
      Recordkeeping and administrative services      38,803
      Custody fees                                   12,488
      Legal fees                                      2,189
      Shareholder servicing and reports               2,201
      Registration fees                               3,179
      Transfer agent fees                             7,464
      Organization expense amortization               5,245
      Other expenses                                 11,594
        Total expenses                                                247,658
      Management fee waiver (Note 2)                                 (83,263)
      Custodian fee waiver (Note 3)                                     (251)
        Net expenses                                                  164,144
      Net investment income                                           714,084

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
   Net increase in unrealized gain on investments                     875,011
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                $1,589,095


* Commencement of operations January 27, 1998

See Notes to Financial Statements


CSI FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                  Period
                                                                  ended
                                                              August 31,1998*

OPERATIONS
   Net investment income                                           $  714,084
   Change in unrealized appreciation of investments                   875,011
   Net increase in net assets resulting from
     operations                                                     1,589,095
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($.-- per share)                                  --
   Capital gains ($.-- per share)                                          --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital
     share transactions**                                          32,311,230
   Net increase in net assets                                      33,900,325
   Net assets at beginning of period                                       --
NET ASSETS at the end of the period                               $33,900,325


** A summary of capital share transactions follows:

                                                Period ended
                                               August 31,1998*
                                           Shares             Value
Shares sold                              3,708,324        $ 37,115,913
Shares reinvested from dividends                --                  --
Shares redeemed                           (474,556)         (4,804,683)
Net increase                             3,233,768         $ 32,311,230


*Commencement of operations January 27, 1998

See Notes to Financial Statements

CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                               Period ended
                                                              August 31,1998*
Per Share Operating Performance
Net asset value, beginning of period                               $10.00
                                                                   ------
Income from investment operations-
   Net investment income                                             0.22
   Net realized and unrealized gain on investment                    0.26
                                                                     ----
   Total from investment operations                                  0.48
Less distributions-
   Distributions from net investment income                            --
   Distributions from capital gains                                    --
                                                                     ----
   Total distributions                                                 --
                                                                     ----
Net asset value, end of period                                     $10.48
                                                                   ======

Total Return                                                         4.80%
Ratios/Supplemental Data
   Net assets, end of period (000's)                               $33,900
Ratio to average net assets - (A)
   Expenses (B)                                                     1.51%**
   Expenses- net (C)                                                1.00%**
   Net investment income                                            4.34%**
Portfolio turnover rate                                             0.00%


* Commencement of operations January 27, 1998
** Annualized

(A) Management Fee waivers reduced the expense ratios and increased the net investment income ratio by .50%

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to Financial Statements



Notes to the Financial Statements
August 31, 1998



NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES --- The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

H. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, whose prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the exchange.

I. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

J. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Interest income is recorded on an accrual basis.

K. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital and currency losses.

L. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

M. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The CSI Fixed Income Fund are being amortized over a period of fifty-five (55) months from March 1998.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

CSI has voluntarily agreed to waive all or a portion of its fees in order to limit operating expenses to 1.00% of average net assets. Fee waivers are voluntary and may be terminated at any time. For the period ended August 31, 1998, fees waived were $83,263.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $39,366 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $7,464 for its services for the period ended August 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3 - INVESTMENTS/CUSTODY- Purchases of securities other than short-term notes aggregated $30,267,832. The custodian has provided credits in the amount of $251 against custodian charges based on credits on uninvested cash balances of the Fund.


              Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the CSI Fixed Income Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Fixed Income Fund as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 25, 1998